SALE AND ASSIGNMENT AGREEMENT

SALE AND ASSIGNMENT AGREEMENT, dated as of April 7, 2006 (this “Agreement”), among BICEP Owner Trust, a Delaware statutory trust (“Seller”), BancCap Asset Securitization Issuance Corporation (“Purchaser”) and BancCap Advisors LLC, as Program Administrator (“Program Administrator”).

RECITALS

1.

One or more series of BICEP Series Trust and BICEP Series Trust II (“Series Trusts”) have entered into from time to time mortgage loan purchase agreements (“Purchase Agreements”) pursuant to which the Series Trusts have purchased Mortgage Loans from correspondent lenders (“Correspondents”).

2.

Seller has entered into mortgage loan sale and assignment agreements (“Sale and Assignment Agreements”) pursuant to which Seller has purchased Mortgage Loans from the Series Trusts and desires to transfer such Mortgage Loans to Purchaser hereunder.

3.

Purchaser desires to purchase such Mortgage Loans pursuant to the terms of this Agreement and to sell such Mortgage Loans to BASIC Asset Backed Securities Trust, 2006-1 pursuant to a trust agreement.

4.

Seller will convey the Mortgage Loans to the Purchaser hereunder, along with its rights to enforce the terms of the Purchase Agreements with respect to the Mortgage Loans directly against the Correspondents as sellers of the Mortgage Loans thereunder.

5.

Pursuant to those assignment and assumption agreements (the “Assignment and Assumption Agreements”) each dated as of April 7, 2006, between the related originator, as seller, the Purchaser, as assignee and the Seller, as assignor, the Seller has assigned all of its right, title and interest in and to the Purchase Agreements and related Mortgage Loans as listed on Schedule A, and the Purchaser has accepted the rights and benefits of, and assumed the obligations of the Seller under, the Purchase Agreements.

6.

Capitalized terms used and not defined herein shall have the meanings assigned to them in the Purchase Agreements.

AGREEMENT

NOW THEREFORE, in consideration of the mutual promises herein made and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

SECTION 1.  Defined Terms

Defined terms utilized herein shall have the meanings ascribed to them in the Purchase Agreements unless a contrary meaning is expressly indicated.

SECTION 2.  Sale and Purchase of Mortgage Loans.

Subject to the terms and conditions of this Agreement, Seller agrees to sell, and Purchaser, subject to the terms and conditions hereof, agrees to purchase, all Mortgage Loans listed on Schedule A, having an approximate aggregate principal balance as of the Cut-off Date of $148,583,000.

SECTION 3.  Purchase Price of Mortgage Loans.

(a)

As full consideration for Seller’s sale of the Mortgage Loans to Purchaser, Purchaser will deliver to Seller cash in an amount equal to the purchase price set forth in that certain Terms Letter dated as of the date hereof, a form of which is attached as Exhibit B hereto (the “Purchase Price”).

(b)

Purchaser shall own all Scheduled Payments on the Mortgage Loans due after the related Cut-off Date, and all curtailments or other principal prepayments, prepayment penalties and any other payments received with respect to the Mortgage Loans by each Correspondent after the related Cut-off Date.  All Scheduled Payments on the Mortgage Loans due on or before the related Cut-off Date and collected after the related Cut-off Date shall belong to the Seller.

SECTION 4.  Transfer of the Mortgage Loans.

(a)

Transfer of Ownership.  Upon the sale of any Mortgage Loans by Seller to Purchaser hereunder, the ownership of each Mortgage Loan Document with respect thereto shall be vested in Purchaser, and the ownership of all other records and documents with respect thereto prepared by or which come into the possession of Purchaser shall immediately vest in Purchaser.  Seller shall promptly deliver to the Custodian any documents that come into its possession with respect to such Mortgage Loans following such sale.  Prior to such delivery, Seller shall hold any such documents in trust for the benefit of Purchaser, its successors and assigns.

(b)

Seller hereby transfers to Purchaser all of Seller’s right, title and interest in and to any and all benefits accruing to the Seller from the Purchase Agreements, including the right to enforcement of repurchases by Correspondents of Mortgage Loans resulting from breach of representations or warranties relating to the Mortgage Loans, and any other remedies available to Seller thereunder.

(c)

Delivery of Mortgage Loan Files.  The Seller shall cause each Correspondent to deliver to the Custodian each of the related Mortgage Loan Documents required to be delivered to the Seller by the Correspondents pursuant to the Purchase Agreements.  The Mortgage Note for each such Mortgage Loan shall be endorsed to the Custodian or in blank, and the security agreement for each such Mortgage Loan shall either name the Custodian as mortgagee or beneficiary, as appropriate, or be assigned to the Custodian or in blank.  Each such endorsement and assignment shall be substantially in the form set forth in the related Purchase Agreement.

Prior to the transfer and sale of any Mortgage Loans by Seller to Purchaser hereunder, the Mortgage Loan Documents delivered to the Custodian shall be held by the Custodian for the benefit of Seller and the possession by the Custodian of such Mortgage Loan Documents will be at the will of Seller and will be in a custodial capacity only.  Following the transfer and sale of any Mortgage Loans from Seller to Purchaser in accordance with the terms and upon satisfaction of the conditions of this Agreement, the Custodian will hold all Mortgage Loan Documents delivered to it hereunder for the benefit of Purchaser, as its agent and bailee.

(d)

Examination of Mortgage Loan Documents:  Acceptance of Mortgage Loans.  Prior to each sale of Mortgage Loans by Seller to Purchaser hereunder, Seller shall deliver to Purchaser a custodial trust receipt.

If at any time Purchaser or the Custodian discovers or receives notice that any Mortgage Loan Document is missing or defective in any material respect with respect to any Mortgage Loan, Seller shall cause the Correspondent to correct or cure any such omission or defect or, if such omission or defect materially impairs the value of the Mortgage Loan, repurchase the defective Mortgage Loan, as set forth in the related Purchase Agreement.  At the time of such repurchase, the Custodian shall release documents in its possession relating to such Mortgage Loan to Correspondent.  The fact that Purchaser, the Custodian or a designee of any such entity has conducted or has failed to conduct any partial or complete examination of the Mortgage Loan Documents prior to the Closing Date shall not affect the rights of Purchaser (or any assignee or successor thereof) to demand repurchase or other relief a s provided herein.

SECTION 5.  Representations and Warranties of Seller.  Seller hereby represents and warrants to Purchaser as follows:

(a)

Seller has been duly created and is validly existing as a statutory trust, has been duly created and is validly existing and in good standing under the laws of the State of Delaware and is duly qualified to do business and in good standing under the laws of each jurisdiction that requires such qualification wherein it owns or leases any properties (except where the failure so to qualify would not have a material adverse effect on it).  Seller has the full power and authority to own its properties and conduct its business as currently conducted.

(b)

Seller has the full power, authority and legal right to execute and deliver, engage in the transactions contemplated by, and perform and observe the terms and conditions of, this Agreement.

(c)

This Agreement has been duly and validly authorized, executed and delivered by Seller and (assuming the due authorization, execution and delivery hereof by Purchaser and Program Administrator) constitutes the valid, legal and binding agreement of Seller, enforceable in accordance with its terms, subject to bankruptcy, insolvency, receivership, conservatorship, reorganization, moratorium and other laws affecting creditors’ rights generally and to general principles of equity, regardless of whether such enforcement is sought in a proceeding in equity or at law.

(d)

No consent, approval, authorization or order of or registration or filing with, or notice to, any governmental authority or court is required, under federal laws or the laws of the State of Delaware, for the execution, delivery and performance of or compliance by Seller with this Agreement or the consummation by Seller of the transactions contemplated hereby.

(e)

Neither the execution and delivery of this Agreement by Seller, nor the consummation by Seller of the transactions herein contemplated, nor compliance with the provisions hereof by Seller, will (i) conflict with or result in a breach of, or constitute a default under, any of the provisions of the Seller’s trust agreement or instrument, or any law, governmental rule or regulation, or any judgment, decree or order binding on Seller or any of its properties, or any of the provisions of any indenture, mortgage, deed of trust, contract or other instrument to which Seller is a party or by which it is bound or (ii) result in the creation or imposition of any lien, charge or encumbrance upon any of its properties.

(f)

To Seller’s knowledge, there is no litigation pending or threatened against Seller that would reasonably be expected to materially and adversely affect the execution, delivery, performance or enforceability of this Agreement.

SECTION 6.  Covenants of Seller.  Seller hereby covenants with Purchaser as follows:

(a)

It shall take all steps required of it to effectuate the transfer of the Mortgage Loans to the Purchaser, free and clear of any lien, charge, or encumbrance.

(b)

Seller shall use its best efforts to make available to the Custodian in executed form each of the documents listed in Section 8(b) below as specified in the Custodial Agreement.

SECTION 7.  Cure and Repurchase Obligations.

(a)

Each of the representations and warranties of Seller contained herein shall survive the purchase by Purchaser of any of the Mortgage Loans and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes and notwithstanding subsequent termination of this Agreement or any Purchase Agreement and shall inure to the Purchaser’s assignees, including the Trustee.  The representations and warranties shall not be impaired by any review and examination of Mortgage Loan Documents or other documents evidencing or relating to the Mortgage Loans or any failure on the part of Purchaser or Custodian to review or examine such documents.

(b)

Upon discovery or receipt of notice by Purchaser, Seller, Program Administrator or the Custodian of any missing or materially defective document in any Mortgage File, or a breach of any Correspondent’s representations and warranties set forth in the related Purchase Agreement with respect to any Mortgage Loan, or a default in the performance of any of the covenants or other obligations of Seller under this Agreement, which in any of the foregoing cases materially and adversely affects the value of any Mortgage Loan or the interest therein of Purchaser or the Custodian, the party discovering or receiving notice of such missing or materially defective document, breach, or default shall give prompt written notice to the others and the Program Administrator shall give notice thereof to the related Correspondent.  Upon its discovery or its receipt of notice of any such missing or materially d efective document, breach or default (the “Defect Discovery Date”), Program Administrator shall request that the applicable Correspondent, pursuant to the related Purchase Agreement, either (a), within 1 Business Day of discovery or receipt of such notice, provide the Custodian with such missing documents or cure such defect, breach or default, in all material respects or (b), within 1 Business Day of such discovery or receipt of such notice, repurchase the affected Mortgage Loan at the Repurchase Price therefor.  The Program Administrator shall instruct the Custodian to amend the Mortgage Loan Schedule to reflect the withdrawal of any Mortgage Loan from the terms of this Agreement and the related Purchase Agreement.  Any repurchase pursuant to this Section shall be accomplished by the delivery of the Repurchase Price for the Mortgage Loans to be repurchased.

SECTION 8.  Conditions to Obligation of Purchaser.  The obligation of Purchaser hereunder to purchase any Mortgage Loans is subject to:

(a)

The representations and warranties of Seller under this Agreement shall be accurate in all material respects as of the purchase date, and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement or an Event of Default under the related Purchase Agreement;

(b)

Seller shall have delivered to the Custodian, in escrow, all documents (including, without limitation, the assignment of mortgage assigned by Seller in blank or to the Purchaser or Custodian and the Mortgage Note endorsed in blank or to the Purchaser or Custodian with respect to each Mortgage Loan) required to be delivered hereunder and shall have released its interest therein to Purchaser or its designee; and

(c)

All other terms and conditions of this Agreement shall have been complied with.

SECTION 9.  Grant of Security Interest.   Seller hereby grants to Purchaser, a lien on and a continuing first priority security interest in, to and under all assets of the Seller, including, without limitation, (a) all Mortgage Loans now or hereafter existing, including the related mortgage file delivered or to be delivered to the Custodian, on behalf of the Purchaser, which have been acquired by the Seller (or any series of the Seller) pursuant to a Purchase Agreement, including all payments of principal and interest received, collected or otherwise recovered after the related Cut-off Date for each Mortgage Loan and all other proceeds received in respect of such Mortgage Loans, (b) the Purchase Agreements, the Program and Commitment Agreement and the Program A dministration Agreement, and (c) all present and future claims, demands, causes of action and choses in action regarding any of the foregoing and all payments on any of the foregoing and all proceeds of any nature whatsoever regarding any of the foregoing, including all proceeds of the conversion thereof (voluntarily or involuntarily) into cash or other liquid property, and all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, general intangibles, investment property, rights to payment of any kind and other forms of obligations, and receivables, instruments and other property that at any time constitute any part of or are included in the proceeds of any of the foregoing.

SECTION 10.  Notices.  All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed by registered mail, postage prepaid, or transmitted by telecopier and confirmed by a similar mailed writing, as follows:

(a)

If to Seller:

BICEP Owner Trust

c/o Delaware Trust Company, National Association, as Owner Trustee

300 Delaware Avenue, 9th Floor,

Wilmington Delaware 19801

Attention:  ______________

 (b)

If to Purchaser:

BancCap Asset Securitization Issuance Corporation

553 Capital Drive,

Lake Zurich, IL 60047

Attention:  Peter Crouchley

 (c)

If to Program Administrator:

BancCap Advisors, LLC

553 Capital Drive,

Lake Zurich, IL 60047

Attention:  Peter Crouchley

Any party may alter the address to which communications or copies are to be sent by giving notice of such change of address in conformity with the provisions of this Section for the giving of notice.

SECTION 11.  Severability of Provisions.  Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.  Any part, provision, representation or warranty of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction.  To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

SECTION 12.  GOVERNING LAW.  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN WITHOUT REFERENCE TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW).

SECTION 13.  Agreement of Seller.  Seller agrees to execute and deliver such instruments and take such actions as Purchaser, Program Administrator or Custodian may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement including, without limitation, the execution and filing of any UCC financing statements to evidence the interests of Purchaser and any of its transferees in the Mortgage Loans and other assets assigned hereunder.

SECTION 14.  Assignment.  Seller hereby acknowledges that Purchaser will assign all the rights assigned to it by Seller under each Purchase Agreement to the Trustee.  Seller agrees that, upon the execution of this Agreement, the Purchaser or its designee will have all such rights and remedies provided to Seller thereunder.

SECTION 15.  Miscellaneous.

(a)

This Agreement may be executed in two or more counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.  This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns.

(b)

Any successor to the Seller resulting from a merger or consolidation by or involving the Seller or any Person otherwise succeeding to the business of Seller shall be considered the successor of Seller hereunder, without the further act or consent of any party.

(c)

This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof.  Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.  The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

(d)

It is the express intent of the parties hereto that the conveyances of the Mortgage Loans by Seller to Purchaser as contemplated by this Agreement be construed as a sale of the Mortgage Loans by Seller to Purchaser.  It is, further, not the intention of the parties that such conveyances be deemed a pledge of the Mortgage Loans by Seller to Purchaser or any assignee of Purchaser, including, but not limited to, the Trustee, to secure a debt or other obligation of Seller.  Nevertheless, if, notwithstanding the intent of the parties, the Mortgage Loans are held to be property of Seller then (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other state as necessary; (ii) the conveyances provided for herein shall be deemed to be a grant by Seller to Purchaser of a lie n on and a continuing first priority security interest in all of Seller’s right, title and interest in, to and under all assets of the Seller as further specified in Section 9; (iii) the possession by Seller or its agents of Mortgage Notes and such other items of property as constitute instruments, money, negotiable documents or tangible chattel paper shall be deemed to be “possession by the secured party” for purposes of perfecting the security interest pursuant to the New York Uniform Commercial Code; and (iv) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of Seller for the purpose of perfecting such security interest under applicable law.  Any assignment of the interest of Seller pursuant to any provision hereof shall also be deemed to be an assignment of any security interest created hereby.  Seller and Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement is deemed to create a security interest in the Mortgage Loans, such security interest will be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Purchase Agreements.

(e)

The Trustee is a third party beneficiary with respect to this Agreement and the agreements and obligations set forth herein, such third party beneficiary status is irrevocable and coupled with an interest and the Trustee has a direct, independent right of action against the parties to this Agreement as though it was a signatory hereto.

(f)

All rights and remedies of Purchaser under this Agreement are distinct from, and cumulative with, any other rights or remedies under this Agreement or afforded by law or equity and all such rights and remedies may be exercised concurrently, independently or successively.

IN WITNESS WHEREOF, the parties hereto have caused this Sale and Assignment Agreement to be executed and delivered by their respective officers or agents thereunto duly authorized as of the date first above written.

BICEP OWNER TRUST, as Seller

By: DELAWARE TRUST COMPANY, NATIONAL ASSOCIATION,

not in its individual capacity but solely as Owner Trustee

By:      /s/ Sterling C. Correia

Name: Sterling C. Correia

Title: Vice President

BANCCAP ASSET SECURITIZATION ISSUANCE CORPORATION, as Purchaser

By:      /s/ Peter Crouchley _________________

Name: Peter Crouchley

Title: Authorized Officer

BANCCAP ADVISORS LLC, as Program Administrator

By:     /s/ Peter Crouchley ___________________

Name: Peter Crouchley

Title: Manager

EXHIBIT A

Schedule of Mortgage Loans

[to be retained in the closing binder at the Washington, DC office of Kirkpatrick & Lockhart Nicholson Graham LLP]

EXHIBIT B

FORM OF TERMS LETTER

April __, 2006

BancCap Asset Securitization Issuance Corporation

553 Capital Drive

Lake Zurich, Illinois  60047

Re: BASIC Asset Backed Securities Trust, 2006-1

Mortgage Pass-Through Certificates, Series 2006-1

Ladies and Gentlemen:

This letter (the “Terms Letter”) is made in accordance with the Mortgage Loan Sale and Assignment Agreement, dated as of April __, 2006 (the “Mortgage Loan Sale Agreement”), between BancCap Asset Securitization Issuance Corporation and BICEP Owner Trust. Capitalized terms used but not defined herein shall have the meanings set forth in the Mortgage Loan Sale Agreement.

The Purchase Price shall be $[ ].

This Terms Letter may be signed in any number of counterparts, each of which shall be deemed to be an original, but taken together, shall constitute a single document.